UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08652

Croft Funds Corporation

(Exact name of registrant as specified in charter)

Canton House, 300 Water Street

Baltimore, Maryland 21202

 (Address of principal executive offices)(Zip code)

Mr. Kent Croft

Canton House, 300 Water Street

Baltimore, Maryland 21202

(Name and address of agent for service)

With copy to:

JoAnn M. Strasser, Esquire

Thompson Hine LLP

41 South High Street

Columbus, OH 43215

Registrant's telephone number, including area code: (800) 746-3322

Date of fiscal year end: April 30

Date of reporting period: April 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Croft Value Fund

Class I Shares (CIVFX)

Class R Shares (CLVFX)

Croft Income Fund (CLINX)

Croft Focus Fund

Class I Shares (CIFVX)

Class R Shares (CRFVX)

 ANNUAL REPORT

APRIL 30, 2015

CROFT VALUE FUND

MANAGERS COMMENTARY

APRIL 30, 2015 (UNAUDITED)

June 30, 2015

Dear Shareholder:

The Croft Value Fund remains steadfast in its primary goal of unearthing value-oriented and contrarian investment opportunities that can provide attractive long-term returns for shareholders. At our core, we are bottom-up stock pickers who comb through hundreds of new ideas annually to find the most attractive opportunities for price appreciation over a multi-year horizon. We generally find value in a number of different buckets- 1) strong companies trading at attractive valuations due to near-term issues or general market dislocations that we can buy and hold for many years, 2) companies with under-appreciated secular drivers or catalysts that may offer substantial long-term growth at a reasonable price, and 3) contrarian ideas that have fallen out of favor with the market but are trading at bargain valuations that we believe can expand over time.

While it may seem more difficult to find value in an equity market that has more than tripled in the six-plus years since the 2009 lows, valuations do not seem too stretched in an economic environment of modest growth and low interest rates. U.S. corporate balance sheets remain incredibly healthy leading to record M&A, buybacks, and dividends, employment is moving in the right direction, and various economic indicators have overtaken pre-crisis levels. We remain cognizant of market risks including volatility around interest rate hikes, tepid growth in the U.S. and abroad, increased regulatory oversight on various industries, etc. but remain confident that investment opportunities remain. We see ample upside in specific industrial names that have been beaten down by macro worries and energy price declines and have rotated funds into some of these companies with the intent of owning them for three-to-five years. We continue to see value in the financial sector where valuations of specific companies have yet to fully recover from the downturn and could have a long runway to improve especially as interest rates tick up slowly from zero. We also have initiated positions in some technology firms whose valuations have been beaten down by company-specific issues that we view as transitory and, to us, have helped create attractive entry points for long-term investors.

We have been proactive in pruning the portfolio and monetizing some positions in investments that seem more fairly valued and in turn using this dry powder to opportunistically invest in companies at more attractive valuations. A number of our healthcare holdings have appreciated substantially over the past couple of years on better fundamentals coupled with furious merger and acquisition activity in the industry. We have taken advantage of this strength to trim or sell our positions in some of these names where the risk/reward profile has changed.

Looking back on 2014, we acknowledge our mistakes which included being overly exposed to energy and commodity names that were pressured in the second half of the year due to falling prices and worldwide growth concerns. Additionally, our underweighting of a few large technology names that did remarkably well and helped to drive a significant portion of the market cap-weighted S&P 500’s annual gain represented a significant challenge.

Our goal is and always has been to provide investors with above-market rates of return over the long term and this is unchanged. We feel confident that many of our current investments that were headwinds to performance in 2014 still have attractive fundamentals and can be tailwinds over the next three-to-five years or longer and we will continue to manage the portfolio with this time horizon in mind. We remain confident that the Croft Value Fund remains well positioned for the next decade.

Thank you for your investment in the Croft Value Fund.

Sincerely,

Kent Croft

President

CROFT INCOME FUND

MANAGERS COMMENTARY

APRIL 30, 2015 (UNAUDITED)

June 30, 2015

Dear Shareholder:

Fixed income investors have faced a difficult and virtually unprecedented market environment over the past year. 2014 saw the “tapering” of the Federal Reserve’s (the “Fed”) quantitative easing program from a peak of $85 billion in treasury bond purchases per month down to zero by October.  Despite the exit of the Fed as a steady buyer of government bonds, the 10-year benchmark’s yield has steadily declined since the taper began from 3% to a low of 1.67% in January 2015 and was near 2.25% at the end of the Fund’s fiscal year. Despite the significant risk in owning these long-term assets in a potentially rising rate environment, demand for yield and safety remains strong enough to keep bond prices elevated.   Deflationary trends around the world have driven yields for high-quality government debt down even further, in some cases even to negative yields, making U.S. treasury bonds seemingly attractive by comparison in the short term.  Yields are near century lows and the deflationary pressure overseas could quickly reverse- should this occur, potentially while the Fed simultaneously raises rates, the bond market could be pressured.

Many corporations have taken advantage of low rates and improved their financial situation. Well-managed companies have strengthened their balance sheets, raised cash levels, taken advantage of lower borrowing costs, and increased market confidence in their debt obligations. The Croft Income Fund concentrated on these types of companies, whose improving situations help compensate for the low yield environment. However, long-term corporate bonds are very expensive, and we have continued to mitigate this risk by maintaining a relatively short maturity for the portfolio overall.

For the fiscal year, the Croft Income Fund’s underperformance compared to the Barclays Capital Intermediate US Government/Credit Bond Index was largely due to our significant cash position and continued low duration of the portfolio. We worked to establish new positions in intermediate-term debt of companies with improving financial situations.  The Croft Income Fund has been able to generate current yield while lowering the risk associated with rising interest rates and maintains a cash reserve to capitalize on an improved investing environment for fixed income securities in the future.  Our strategy has caused an underperformance throughout the year, but we feel we are well situated for the future.  Reaching for yield now could prove to be quite risky going forward, and we have avoided the temptation to do so.

The weighted average maturity of the portfolio slightly increased to 2.0 years from 1.9 years a year ago. The weighted average duration also slightly increased to 1.7 years from 1.5 years last year.  Much of this was due to the fact that we put some cash to work throughout the last year. We continue to manage the Croft Income Fund credit risk through industry diversification and individual company analysis.

Thank you for your investment in the Croft Income Fund.

Sincerely,

Kent Croft

President

CROFT FOCUS FUND

MANAGERS COMMENTARY

APRIL 30, 2015 (UNAUDITED)

June 30, 2015

Dear Shareholder:

The Croft Focus Fund was launched in February 2014 as a way for investors to gain exposure to a more concentrated portfolio of equities that represent the adviser’s, approximately, 25 best ideas. While there are some differences and nuances to managing a portfolio of 25 names versus a portfolio of 75, our investment strategy for the Fund overall remains remarkably similar to that of the Croft Value Fund. We look at hundreds of equity investment opportunities to find what we deem to have the most attractive long-term price appreciation potential. We focus on value-oriented opportunities which generally break down into a few buckets- 1) strong companies trading at attractive valuations due to near-term issues or general market dislocations that we can hold for many years, 2) companies with under-appreciated catalysts that may offer substantial long-term growth potential at a reasonable price, and 3) contrarian ideas that have fallen out of favor with the market but are trading at bargain valuations that we believe can expand over time.

Despite the significant strength in U.S. equities since the 2009 lows, we remain positive on the market given reasonable valuations, historically low interest rates, modest economic growth, excellent corporate balance sheets, and a stronger consumer. Thus, we still see ample opportunities to put cash to work. We have recently initiated positions in technology names whose stock prices we felt were depressed in the near term by transitory factors that created excellent long-term entry points. We initiated a new position in a consumer discretionary name that we deem to be a true contrarian opportunity with a multi-year time horizon. We have also added to positions in a number of industrial names that have been pressured by global growth and energy price concerns that we believe will abate over time.

We have had missteps since the Fund’s inception at the beginning of 2014, including owning various companies tied to energy and commodities where prices were pressured on global growth worries (these mistakes were exacerbated by the concentrated nature of this portfolio). We also did not own a number of large tech names that did remarkably well in 2014 that helped drive a significant portion of the market-weighted S&P 500’s annual gain. While we have been disappointed with the underperformance of the Focus Fund versus the S&P 500 index thus far, we feel very comfortable with the future prospects of our current holdings. We remain confident in our ability to pick stocks for the long term and believe that our value-oriented style of active management is poised to emerge in a market with less correlation to the indices.

Thank you for your investment in the Croft Focus Fund.

Sincerely,

Kent Croft

President

CROFT VALUE FUND – CLASS I

PERFORMANCE ILLUSTRATION

APRIL 30, 2015 (UNAUDITED)

Cumulative Performance Comparison of a $500,000 Investment Since August 1, 2012*

900,000
850,000
800,000
750,000
700,000
650,000
600,000
550,000
500,000
450,000
400,000
Aug-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15
CIVFX (Class I)
S&P 500 Index
S&P 500 Value Index

Average Annual Total Returns
For the Periods Ended April 30, 2015

	1 Year	Since Inception *
Croft Value Fund - Class I	6.42%	14.42%
S&P 500 Index	12.98%	18.75%
S&P 500 Value Index	9.41%	18.68%

Annual Fund Operating Expenses from the September 1, 2014 Prospectus: **
Gross Operating Expenses	1.18%
Less Waivers/Reimbursements	-0.08%
Net Annual Fund Operating Expenses	1.10%

*This chart assumes an initial investment of $500,000 made on August 1, 2012, commencement of operations of the Croft Value Fund, Class I shares.

** The Value Fund's – Class I shares total gross annual operating expenses, including underlying funds is 1.18%.

A $500,000 investment made on August 1, 2012 would amount to $723,703 for the Croft Value Fund – Class I shares, $801,498 for the S&P 500 Index, and $800,035 for the S&P Value Index as of April 30, 2015.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 746-3322.

CROFT VALUE FUND – CLASS R

PERFORMANCE ILLUSTRATION

APRIL 30, 2015 (UNAUDITED)

Cumulative Performance Comparison of a $10,000 Investment Since May 1, 2005*

25,000
20,000
15,000
10,000
5,000
0
May-05
Oct-05
Apr-06
Oct-06
Apr-07
Oct-07
Apr-08
Oct-08
Apr-09
Oct-09
Apr-10
Oct-10
Apr-11
Oct-11
Apr-12
Oct-12
Apr-13
Oct-13
Apr-14
Oct-14
Apr-15
CLVFX (Class R)
S&P 500 Index
S&P 500 Value Index

Average Annual Total Returns
For the Periods Ended April 30, 2015

	1 Year	3 Year	5 Year	10 Year
Croft Value Fund - Class R	6.17%	11.57%	9.54%	8.10%
S&P 500 Index	12.98%	16.73%	14.32%	8.32%
S&P 500 Value Index	9.41%	16.40%	13.03%	7.31%

Annual Fund Operating Expenses from the September 1, 2014 Prospectus: **
Gross Operating Expenses	1.42%
Less Waivers/Reimbursements	-0.08%
Net Annual Fund Operating Expenses	1.34%

*This chart assumes an initial investment of $10,000 made on May 1, 2005.

** The Value Fund's - Class R shares total gross annual operating expenses, including underlying funds is 1.42%.

A $10,000 investment made on May 1, 2005, would amount to $21,798 for the Croft Value Fund – Class R shares, $22,239 for the S&P 500 Index, and $20,250 for the S&P Value Index as of April 30, 2015.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 746-3322.

CROFT INCOME FUND

PERFORMANCE ILLUSTRATION

APRIL 30, 2015 (UNAUDITED)

Cumulative Performance Comparison of a $10,000 Investment Since May 1, 2005*

16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
May-05
Oct-05
Apr-06
Oct-06
Apr-07
Oct-07
Apr-08
Oct-08
Apr-09
Oct-09
Apr-10
Oct-10
Apr-11
Oct-11
Apr-12
Oct-12
Apr-13
Oct-13
Apr-14
Oct-14
Apr-15
CLINX
Barclays

Average Annual Total Returns
For the Periods Ended April 30, 2015

	1 Year	3 Year	5 Year	10 Year
Croft Income Fund	0.63%	1.18%	2.39%	3.22%
Barclays Capital Int. US Govt./ Credit Bond Index	3.01%	1.99%	3.33%	4.21%

Annual Fund Operating Expenses from the September 1, 2014 Prospectus: **
Gross Operating Expenses	1.56%
Less Waivers/Reimbursements	-0.43%
Net Annual Fund Operating Expenses	1.13%

* This chart assumes an initial investment of $10,000 made on May 1, 2005.

** The Income Fund's total gross annual operating expenses, including underlying Funds is 1.56%.

A $10,000 investment made on May 1, 2005, would amount to $13,730 for the Croft Income Fund, and $15,100 for the Barclays Capital Intermediate US Government Credit Bond Index as of April 30, 2015.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 746-3322.

CROFT FOCUS FUND – CLASS I

PERFORMANCE ILLUSTRATION

APRIL 30, 2015 (UNAUDITED)

Cumulative Performance Comparison of a $500,000 Investment Since December 31, 2013*

Average Annual Total Returns
For the Periods Ended April 30, 2015
	One Year	Since Inception *
Croft Focus Fund - Class I	7.63%	5.52%
S&P 500 Index	12.98%	11.72%
S&P 500 Value Index	9.41%	9.80%

Annual Fund Operating Expenses from the September 1, 2014 Prospectus: **
Gross Operating Expenses	2.30%
Less Waivers/Reimbursements	-1.07%
Net Annual Fund Operating Expenses	1.23%

*This chart assumes an initial investment of $500,000 made on December 31, 2013, commencement of operations of the Croft Focus Fund, Class I shares.

** The Focus Fund's - Class I shares total gross annual operating expenses, including underlying funds is 2.30%.

A $500,000 investment made on December 31, 2013, would amount to $537,005 for the Croft Focus Fund – Class I shares, $579,350 for the S&P 500 Index, and $566,113 for the S&P Value Index as of April 30, 2015.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 746-3322.

CROFT FOCUS FUND – CLASS R

PERFORMANCE ILLUSTRATION

APRIL 30, 2015 (UNAUDITED)

Cumulative Performance Comparison of a $10,000 Investment Since December 31, 2013*

12,000
11,500
11,000
10,500
10,000
9,500
9,000
CRFVX (Class R)
S&P 500 Index
S&P 500 Value Index
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15

Average Annual Total Returns
For the Periods Ended April 30, 2015
	One Year	Since Inception *
Croft Focus Fund - Class R	7.35%	5.24%
S&P 500 Index	12.98%	11.72%
S&P 500 Value Index	9.41%	9.80%

Annual Fund Operating Expenses from the September 1, 2014 Prospectus: **
Gross Operating Expenses	2.64%
Less Waivers/Reimbursements	-1.16%
Net Annual Fund Operating Expenses	1.48%

*This chart assumes an initial investment of $10,000 made on December 31, 2013, commencement of operations of the Croft Focus Fund, Class R shares.

** The Focus Fund's - Class R total gross annual operating expenses, including underlying funds is 2.64%.

A $10,000 investment made on December 31, 2013, would amount to $10,702 for the Croft Focus Fund – Class R shares, $11,587 for the S&P 500 Index, and $11,322 for the S&P Value Index as of April 30, 2015.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 746-3322.

CROFT VALUE FUND

PORTFOLIO ILLUSTRATION

APRIL 30, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
10.52%
Basic Materials
9.81%
Cash Equivalents
4.27%
Communication Services
4.70%
Real Estate Investment
Trusts
1.36%
Industrials
13.69%
Consumer Cyclical
15.81%
Healthcare
8.68%
Consumer Defensive
4.25%
Financial Services
17.46%
Energy
9.45%

Sectors are based on Morningstar® classifications.

Portfolio allocations are subject to change.

CROFT INCOME FUND

PORTFOLIO ILLUSTRATION

APRIL 30, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the investment grade of the security as a percentage of the portfolio of investments.

* Investment Grade are those considered by Moody to be Baa3 or higher or by Standard and Poor to be BBB- or higher.

Portfolio allocations are subject to change.

CROFT FOCUS FUND

PORTFOLIO ILLUSTRATION

APRIL 30, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
12.35%
Basic Materials
8.81%
Cash Equivalents
8.79%
Communication Services
11.81%
Consumer Cyclical
17.33%
Consumer Defensive
6.99%
Energy
6.29%
Financial Services
8.03%
Healthcare
4.74%
Industrials
14.86%

Sectors are based on Morningstar® classifications.

Portfolio allocations are subject to change.

	Croft Value Fund
	Schedule of Investments
	April 30, 2015

Shares		Fair Value

COMMON STOCKS - 94.38%

Agricultural - 0.63%
4,430	Monsanto Co.	$ 504,843

Autos & Automotive Products - 4.58%
1,871	AutoZone, Inc. *	1,258,547
27,025	Dana Holding Corp.	582,929
37,325	General Motors Co.	1,308,614
4,174	Harman International Industries, Inc.	544,206
		3,694,296
Banks, S&L's and Brokers - 2.37%
35,803	Citigroup, Inc.	1,909,016

Building & Construction - 2.40%
12,584	Chicago Bridge & Iron Co. (Netherlands)	599,628
46,158	Quanta Services, Inc. *	1,334,428
		1,934,056
Business Services - 1.89%
5,593	Accenture Plc. Class A (Ireland)	518,191
87,669	Xerox Corp.	1,008,194
		1,526,385
Capital Equipment - 3.95%
7,810	Caterpillar, Inc.	678,533
25,638	Flowserve Corp.	1,500,592
8,795	United Technologies Corp.	1,000,431
		3,179,556
Chemicals - 1.57%
12,217	LyondellBasell Industries NV - Class A	1,264,704

Consumer Cyclicals - 1.30%
5,951	Whirlpool Corp.	1,044,996

Consumer Non-Durables - 2.78%
8,738	Diageo Plc. ADR	970,093
9,877	Procter & Gamble Co.	785,320
11,197	Unilever NV ADR	486,845
		2,242,258
Consumer Services - 1.52%
30,913	Gap, Inc.	1,225,391

Containers & Paper - 2.68%
40,247	International Paper Co.	2,162,069

Energy - 0.52%
13,118	SunPower Corp. *	422,268

Financial Services - 4.77%
15,349	American Express Co.	1,188,780
28,044	Invesco Ltd.	1,161,582
10,229	PNC Financial Services Group	938,306
8,452	Visa, Inc. Class A	558,255
		3,846,923
Food & Drug Producers - 1.47%
30,846	Mondelez International, Inc. Class A	1,183,561

Forest Products - 5.04%
50,313	Plum Creek Timber Co., Inc.	2,123,209
61,554	Weyerhaeuser Co.	1,939,566
		4,062,775
Healthcare - 2.37%
13,724	Express Scripts Holding Co. *	1,185,754
6,461	UnitedHealth Group, Inc.	719,755
		1,905,509
Industrial Goods - 0.77%
18,188	Allegheny Technologies, Inc.	618,210

Industrial Products - 0.75%
14,433	Generac Holdings, Inc. *	601,712

Insurance Agents & Brokers - 1.39%
19,973	Marsh & McLennan Companies, Inc.	1,121,684

International Oil & Gas - 1.04%
9,579	Exxon Mobil Corp.	836,917

Life Insurance - 6.13%
48,380	MetLife, Inc.	2,481,410
30,137	Prudential Financial, Inc.	2,459,179
		4,940,589
Media & Entertainment - 8.38%
50,277	Arris Group, Inc. *	1,693,078
27,772	Comcast Corp. Class A	1,599,389
39,533	Discovery Communications, Inc. Series C *	1,195,083
21,056	Liberty Interactive Corp. Class A *	605,571
57,801	News Corp. Class A *	912,100
21,941	Twenty-First Century Fox, Inc. Class A	747,749
		6,752,970
Multi-Industry - 3.94%
37,322	General Electric Co.	1,010,680
8,637	Honeywell International, Inc.	871,646
12,492	KLX, Inc. *	523,540
19,435	Tyco International, Inc.	765,350
		3,171,216
Natural Gas - 8.04%
42,778	Devon Energy Corp.	2,917,887
15,234	National Fuel Gas Co.	981,831
20,437	Southwestern Energy Co. *	572,849
39,221	Williams Companies, Inc.	2,007,723
		6,480,290
Oil - 0.37%
11,470	Crescent Point Energy Corp. (Canada)	299,367

Pharmaceuticals - 6.32%
3,951	Gilead Sciences, Inc. *	397,115
15,408	Johnson & Johnson	1,528,474
16,882	Mylan, Inc. *	1,219,893
2,952	Perrigo Co. Plc (Ireland)	541,042
41,366	Pfizer, Inc.	1,403,548
		5,090,072
Property & Casualty Insurance - 2.79%
21,356	Allstate Corp.	1,487,659
7,133	Ace Ltd. (Switzerland)	763,160
		2,250,819
Retail Stores - 0.88%
10,353	Lowes Companies, Inc.	712,908

Specialty Chemicals - 2.57%
34,959	FMC Corp.	2,073,418

Technology - 6.55%
5,445	Adobe Systems, Inc. *	414,147
2,983	Amazon.com, Inc. *	1,258,170
13,254	Ebay, Inc. *	772,178
22,859	EMC Corp.	615,136
1,657	Google, Inc. Class C	890,127
19,567	Microsoft Corp.	951,739
7,538	Power Integrations, Inc.	373,056
		5,274,553
Telecommunications - 1.32%
207,328	Sprint Corp. *	1,063,593

Transportation - 1.90%
17,237	American Airlines Group, Inc.	832,288
6,902	Norfolk Southern Corp.	696,067
		1,528,355
Utilities - 1.40%
42,212	Telephone & Data Systems, Inc.	1,127,483

TOTAL FOR COMMON STOCKS (Cost $52,198,483) - 94.38%		$ 76,052,762

REAL ESTATE INVESTMENT TRUSTS - 1.36%
11,565	American Tower Corp. Class A	1,093,239
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $887,088) - 1.36%		$ 1,093,239

SHORT TERM INVESTMENTS - 4.27%
3,437,375	Invesco Short Term Investment Treasury Fund 0.01% **	3,437,375
TOTAL FOR SHORT TERM INVESTMENTS (Cost $3,437,375) - 4.27%		$ 3,437,375

TOTAL INVESTMENTS (Cost $56,522,946) - 100.01%		$ 80,583,376

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.01)%		(4,582)

NET ASSETS - 100.00%		$ 80,578,794

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at April 30, 2015.
The accompanying notes are an integral part of these financial statements.

	Croft Income Fund
	Schedule of Investments
	April 30, 2015

Shares/Principal		Fair Value

CORPORATE BONDS (a) - 40.42%

Agriculture - 0.77%
100,000	Archer-Daniels Midland Co., 5.450%, 3/15/18	$ 111,546

Autos & Automotive Products - 1.37%
200,000	Ford Motor Credit Co., LLC, 2.750%, 5/15/15	200,027

Building Materials & Housing - 2.10%
180,000	Lennar Corp., 4.750%, 12/15/17	188,100
115,000	Plum Creek Timber Co., 5.875%, 11/15/15	117,958
		306,058
Business Services - 1.11%
145,000	United Parcel Services, 5.500%, 1/15/18	161,546

Capital Goods - 1.97%
160,000	Pitney Bowes, Inc., 4.750%, 5/15/18	171,212
105,000	United Technologies Corp., 5.375%, 12/15/17	116,183
		287,395
Chemicals - 1.17%
150,000	DuPont EI De Nemours, 6.000% 7/15/18	171,005

Containers & Paper - 1.08%
150,000	Crown Americas LLC, 6.250%, 2/1/21	157,687

Electric & Gas Utilities - 1.27%
185,000	Exelon Corp., 4.900%, 6/15/15	185,879

Energy - 5.79%
100,000	BP Capital Markets Plc, 3.125%, 10/1/15	101,091
100,000	ConocoPhillips Corp., 5.200%, 5/15/18	111,057
150,000	Consol Energy, Inc., 8.250%, 4/1/20	155,625
160,000	Occidental Petroleum Corp., 1.750%, 2/15/17	162,199
167,000	SM Energy Co., 6.625%, 2/15/19	172,427
140,000	Whiting Petroleum Corp., 6.500%, 10/1/18	142,100
		844,499
Energy Services - 1.69%
100,000	Baker Hughes, Inc., 7.500%, 11/15/18	119,176
140,000	Hornbeck Offshore Services, Inc., 5.875%, 4/1/20	126,700
		245,876
Financial Services - 4.22%
75,000	Berkshire Hathaway Financial Corp., 1.600%, 5/15/17	76,048
150,000	Capital One Financial Co., 2.450%, 4/24/19	151,431
165,000	Deere Capital Corp., 2.000%, 1/13/17	168,432
60,000	JP Morgan Chase & Co., 5.875%, 6/13/16	63,188
137,000	Merrill Lynch & Co., 6.875%, 4/25/18	156,247
		615,346
Gas & Gas Transmission - 0.77%
100,000	KN Energy, Inc. Senior Debentures, 7.250%, 3/1/28	112,388

Industrial Goods - 2.22%
75,000	Cummins Engine Company, Inc. Debentures, 6.750%, 2/15/27	96,459
206,000	General Electric Co., 5.250%, 12/6/17	226,969
		323,428
Media & Entertainment - 3.72%
186,000	Liberty Interactive, Corp., 8.250%, 2/1/30	205,995
165,000	News America Holdings, Inc., 7.750%, 2/1/24	212,402
110,000	Washington Post Co., 7.250%, 2/1/19	123,847
		542,244
Metal & Mining - 2.29%
90,000	ArcelorMittal, 4.250%, 8/5/15	90,450
100,000	Nucor Corp., 5.750%, 12/1/17	110,983
125,000	U.S. Steel Corp., 7.000%, 2/1/18	132,813
		334,246
Miscellaneous Consumer Goods & Services - 0.75%
100,000	Tenneco Packaging, Inc. Debentures, 8.125%, 6/15/17	109,750

Retail Stores - 1.61%
70,000	Auto Zone, Inc., 6.950%, 6/15/16	74,563
160,000	Costco Wholesale Corp., 1.125%, 12/15/17	160,193
		234,756
Technology - 4.15%
200,000	Amazon.com, Inc., 2.500%, 11/29/22	195,854
40,000	Arrow Electronics, Inc., 6.875%, 6/1/18	45,092
145,000	Cisco Systems, Inc., 5.500%, 2/22/16	150,868
100,000	IBM Corp., 5.700%, 9/14/17	110,745
100,000	Texas Instruments, Inc., 2.375%, 5/16/16	102,036
		604,595
Textiles & Apparel Mfg. - 1.31%
180,000	Hanesbrands, Inc., 6.375%, 12/15/20	190,350

Transportation - 1.06%
150,000	Hertz Corp., 6.750%, 4/15/19	155,218

TOTAL FOR CORPORATE BONDS (Cost $5,555,582) - 40.42%		$ 5,893,839

PREFERRED STOCKS - 1.16%
3,000	CHS, Inc., Series B, 7.875%, 12/31/49	$ 85,530
3,000	CHS, Inc., 7.500%, 12/31/49	83,610
TOTAL FOR PREFERRED STOCKS (Cost $150,000) - 1.16%		$ 169,140

U.S. GOVERNMENT AGENCIES AND OBLIGATIONS - 24.87%
750,000	U.S. Treasury Notes, 0.375%, 1/31/16	$ 750,996
750,000	U.S. Treasury Notes, 0.375%, 5/31/16	750,527
750,000	U.S. Treasury Notes, 0.75%, 1/15/17	752,930
750,000	U.S. Treasury Notes, 0.875%, 6/15/17	753,516
300,000	U.S. Treasury Notes, 1.875%, 10/31/17	308,180
300,000	U.S. Treasury Notes, 3.25%, 7/31/16	310,805
TOTAL FOR U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost $3,614,942) - 24.87%		$ 3,626,954

SHORT TERM INVESTMENTS - 33.08%
4,822,695	Invesco Short Term Investment Treasury Fund 0.01% **	4,822,695
TOTAL FOR SHORT TERM INVESTMENTS (Cost $4,822,695) - 33.08%		$ 4,822,695

TOTAL INVESTMENTS (Cost $14,143,219) - 99.53%		$ 14,512,628

OTHER ASSETS LESS LIABILITIES - 0.47%		68,496

NET ASSETS - 100.00%		$ 14,581,124

(a) Categorized as Level 2 of the fair value hierarchy. Refer to Notes 2 and 3 of the accompanying notes to the financial statements for additional information.
** Variable rate security; the coupon rate shown represents the yield at April 30, 2015.
The accompanying notes are an integral part of these financial statements.

	Croft Focus Fund
	Schedule of Investments
	April 30, 2015

Shares		Fair Value

COMMON STOCKS - 91.23%

Autos & Automotive Products - 4.07%
11,178	General Motors Co.	$ 391,901

Banks, S&L's and Brokers - 3.74%
6,756	Citigroup, Inc.	360,230

Building & Construction - 3.76%
12,510	Quanta Services, Inc. *	361,664

Business Services - 3.26%
27,267	Xerox Corp.	313,570

Capital Equipment - 3.86%
6,347	Flowserve Corp.	371,490

Consumer Non-Durables - 7.00%
2,808	Diegeo Plc. ADR	311,744
8,309	Unilever NV ADR	361,275
		673,019
Consumer Services - 3.62%
8,782	Gap, Inc.	348,118

Containers & Paper - 4.30%
7,703	International Paper Co.	413,805

Energy - 2.27%
6,791	SunPower Corp. *	218,602

Forest Products - 3.97%
9,043	Plum Creek Timber Co., Inc.	381,615

Healthcare - 2.78%
3,092	Express Scripts Holding Co. *	267,149

Industrial Products - 3.18%
7,342	Generac Holdings, Inc. *	306,088

Life Insurance - 4.28%
5,050	Prudential Financial, Inc.	412,080

Media & Entertainment - 8.16%
12,281	Arris Group, Inc. *	413,563
6,445	Comcast Corp. Class A	371,168
		784,731
Natural Gas - 6.29%
3,742	Apache Corp.	255,953
6,823	Williams Companies, Inc.	349,269
		605,222
Pharmaceuticals - 1.96%
1,880	Gilead Sciences, Inc. *	188,959

Specialty Chemicals - 4.84%
7,855	FMC Corp.	465,880

Technology - 7.86%
1,219	Amazon.com, Inc. *	514,150
451	Google, Inc. Class C	242,468
		756,618
Telecommunications - 3.58%
67,143	Sprint Corp. *	344,444

Transportation - 4.07%
8,103	American Airlines Group, Inc.	391,253

Utilities - 4.38%
15,760	Telephone & Data Systems, Inc.	420,950

TOTAL FOR COMMON STOCKS (Cost $8,452,466) - 91.23%		$ 8,777,388

SHORT TERM INVESTMENTS - 8.80%
846,190	Invesco Short Term Investment Treasury Fund 0.01% **	846,190
TOTAL FOR SHORT TERM INVESTMENTS (Cost $846,190) - 8.80%		$ 846,190

TOTAL INVESTMENTS (Cost $9,298,656) - 100.03%		$ 9,623,578

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.03)%		(3,032)

NET ASSETS - 100.00%		$ 9,620,546

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at April 30, 2015.
ADR - American Depositary Receipt
The accompanying notes are an integral part of these financial statements.

Croft Funds Corporation
Statements of Assets and Liabilities
April 30, 2015

Assets:	Value Fund	Income Fund	Focus Fund
Investments in Securities, at Fair Value
(Cost $56,522,946, $14,143,219 and $9,298,656, respectively)	$ 80,583,376	$ 14,512,628	$ 9,623,578
Receivable for Fund Shares Purchased	1,327	-	-
Dividends and Interest Receivable	45,529	82,124	4,005
Prepaid Expenses	13,245	6,016	13,021
Total Assets	80,643,477	14,600,768	9,640,604
Liabilities:
Payables:
Accrued Management Fees	1,715	209	233
Distribution Fees Payable to the Advisor	428	100	3
Fund Shares Redeemed	42,135	696	-
Distributions Payable	-	854	-
Trustee Fees	411	50	37
Other Accrued Expenses	19,994	17,735	19,785
Total Liabilities	64,683	19,644	20,058
Net Assets	$ 80,578,794	$ 14,581,124	$ 9,620,546

Net Assets Consist of:
Paid In Capital	$ 49,159,210	$ 14,463,061	$ 9,144,812
Par Value of Common Stock	3,308	1,491	918
Accumulated Undistributed Net Investment Income	86,636	23,983	1,366
Accumulated Realized Gain (Loss) on Investments	7,269,210	(276,820)	148,528
Unrealized Appreciation in Value on Investments	24,060,430	369,409	324,922
Net Assets (30,000,000 shares authorized, $0.001 par value for the Croft
Funds Corporation, which includes the Value Fund, Income Fund and Focus
Fund), for 3,307,855, 1,490,659 and 918,132 Shares Outstanding, respectively.	$ 80,578,794	$ 14,581,124	$ 9,620,546

Class C Shares:
Net Assets		$ 14,581,124
Shares outstanding		1,490,659
Net asset value and offering price		$ 9.78

Short-term Redemption Price Per Share ($9.78 x 0.98) *		$ 9.58

Class I Shares:
Net Assets	$ 18,753,671		$ 9,216,508
Shares outstanding	764,467		879,473
Net asset value and offering price	$ 24.53		$ 10.48

Short-term Redemption Price Per Share ($24.53 x 0.98 and $10.48 x 0.98, respectively) *	$ 24.04		$ 10.27

Class R Shares:
Net Assets	$ 61,825,123		$ 404,038
Shares outstanding	2,543,388		38,659
Net asset value and offering price	$ 24.31		$ 10.45

Short-term Redemption Price Per Share ($24.31 x 0.98 and $10.45 x 0.98, respectively) *	$ 23.82		$ 10.24

* The Funds will deduct a 2% redemption fee from redemption proceeds if you purchase shares and then redeem those shares within 30 days.

The accompanying notes are an integral part of these financial statements.

Croft Funds Corporation
Statements of Operations
For the year ended April 30, 2015

	Value Fund	Income Fund	Focus Fund
Investment Income:
Dividends (net of foreign withholding taxes of $9,029, $0, and $991 respectively)	$ 1,342,019	$ 7,015	$ 109,402
Interest	267	354,873	61
Total Investment Income	1,342,286	361,888	109,463

Expenses:
Advisory Fees	855,898	116,754	81,482
Distribution Fees (Value Fund - Class R and Focus Fund - Class R)	181,129	36,947	788
Transfer Agent and Fund Accounting Fees	58,945	33,183	34,563
Custody Fees	23,419	6,194	6,000
Registration Fees	45,854	19,045	15,916
Audit Fees	15,805	14,808	15,804
Insurance Fees	27,966	2,301	804
Legal Fees	20,228	3,345	1,957
Auction Fees	21,684	-	-
Miscellaneous Fees	3,858	704	553
Printing and Mailing Fees	10,774	1,254	611
Director Fees	11,554	1,950	1,500
Total Expenses	1,277,114	236,485	159,978
Fees Waived/Reimbursed by the Advisor	(21,684)	(73,917)	(53,438)
Net Expenses	1,255,430	162,568	106,540

Net Investment Income	86,856	199,320	2,923

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	19,469,316	(8,316)	388,521
Net Change in Unrealized Appreciation on Investments	(13,897,932)	(103,203)	288,980
Net Realized and Unrealized Gain (Loss) on Investments	5,571,384	(111,519)	677,501

Net Increase in Net Assets Resulting from Operations	$ 5,658,240	$ 87,801	$ 680,424

The accompanying notes are an integral part of these financial statements.

Croft Value Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	4/30/2015	4/30/2014
Increase in Net Assets From Operations:
Net Investment Income	$ 86,856	$ 791,869
Net Realized Gain on Investments	19,469,316	67,153,355
Net Change in Unrealized Appreciation on Investments	(13,897,932)	(37,363,202)
Net Increase in Net Assets Resulting from Operations	5,658,240	30,582,022

Distributions to Shareholders from:
Net Investment Income:
Class I	(258,140)	(80,633)
Class R	(314,887)	(970,695)
Realized Gains:
Class I	(2,826,698)	(2,523,923)
Class R	(10,880,102)	(16,720,311)
Net Change in Net Assets from Distributions	(14,279,827)	(20,295,562)

Capital Share Transactions:
Proceeds from Sale of Shares
Class I	352,254	8,200,571
Class R	11,072,435	71,768,730
Proceeds from Shares Issued/(Redeemed) from Transfers In-Kind
Class I	-	683,486
Class R	-	(683,486)
Proceeds from Reinvestment of Dividends
Class I	3,084,838	2,604,556
Class R	11,098,478	17,370,639
Cost of Shares Redeemed
Class I	(947,173)	(3,262,743)
Class R *	(52,607,148)	(281,475,894)
Net Decrease from Shareholder Activity	(27,946,316)	(184,794,141)

Net Assets:
Net Decrease in Net Assets	(36,567,903)	(174,507,681)
Beginning of Period	117,146,697	291,654,378
End of Period (Including Accumulated Undistributed Net
Investment Income of $86,636 and $573,087, respectively)	$ 80,578,794	$ 117,146,697

Share Transactions:
Shares Sold
Class I	12,665	290,701
Class R	403,479	2,590,070
Shares Issued/(Redeemed) from Transfers In-Kind
Class I	-	23,770
Class R	-	(23,978)
Shares Issued on Reinvestment of Dividends
Class I	126,272	96,322
Class R	458,047	651,317
Shares Redeemed
Class I	(32,782)	(120,112)
Class R *	(1,953,334)	(10,121,689)
Net Decrease in Shares	(985,653)	(6,613,599)
Outstanding at Beginning of Period	4,293,508	10,907,107
Outstanding at End of Period	3,307,855	4,293,508

* Includes securities redeemed in-kind. See Note 10.
The accompanying notes are an integral part of these financial statements.

Croft Income Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	4/30/2015	4/30/2014
Increase in Net Assets From Operations:
Net Investment Income	$ 199,320	$ 274,288
Realized Loss on Investments	(8,316)	(3,242)
Net Change in Unrealized Appreciation on Investments	(103,203)	(241,876)
Net Increase in Net Assets Resulting from Operations	87,801	29,170

Distributions to Shareholders:
Net Investment Income	(198,588)	(275,622)
Net Change in Net Assets from Distributions	(198,588)	(275,622)

Capital Share Transactions:
Proceeds from Sale of Shares	1,523,933	1,655,451
Shares Issued on Reinvestment of Dividends	194,165	261,997
Cost of Shares Redeemed	(1,617,390)	(3,736,654)
Net Increase (Decrease) from Shareholder Activity	100,708	(1,819,206)

Net Assets:
Net Decrease in Net Assets	(10,079)	(2,065,658)
Beginning of Period	14,591,203	16,656,861
End of Period (Including Accumulated Undistributed Net
Investment Income of $23,983 and $23,251, respectively)	$ 14,581,124	$ 14,591,203

Share Transactions:
Shares Sold	155,174	167,178
Shares Issued on Reinvestment of Dividends	19,855	26,533
Shares Redeemed	(165,389)	(377,750)
Net Increase (Decrease) in Shares	9,640	(184,039)
Outstanding at Beginning of Period	1,481,019	1,665,058
Outstanding at End of Period	1,490,659	1,481,019

The accompanying notes are an integral part of these financial statements.

Croft Focus Fund
Statements of Changes in Net Assets

		Period
	Year Ended	Ended
	4/30/2015	4/30/2014 *
Increase in Net Assets From Operations:
Net Investment Income	$ 2,923	$ 5,573
Net Realized Gain (Loss) on Investments	388,521	(18,324)
Net Change in Unrealized Appreciation on Investments	288,980	35,942
Net Increase in Net Assets Resulting from Operations	680,424	23,191

Distributions to Shareholders from:
Net Investment Income:
Class I	(7,130)	-
Class R	-	-
Realized Gains:
Class I	(213,910)	-
Class R	(7,759)	-
Net Change in Net Assets from Distributions	(228,799)	-

Capital Share Transactions:
Proceeds from Sale of Shares
Class I	1,248,023	7,332,566
Class R	173,000	212,257
Proceeds from Reinvestment of Dividends
Class I	199,209	-
Class R	7,632	-
Cost of Shares Redeemed
Class I	(25,892)	-
Class R	(1,065)	-
Net Increase from Shareholder Activity	1,600,907	7,544,823

Net Assets:
Net Increase in Net Assets	2,052,532	7,568,014
Beginning of Period	7,568,014	-
End of Period (Including Accumulated Undistributed Net
Investment Income of $1,366 and $5,573, respectively)	$ 9,620,546	$ 7,568,014

Share Transactions:
Shares Sold
Class I	125,871	737,019
Class R	16,794	21,235
Shares Issued on Reinvestment of Dividends
Class I	19,082	-
Class R	733	-
Shares Redeemed
Class I	(2,499)	-
Class R	(103)	-
Net Increase in Shares	159,878	758,254
Outstanding at Beginning of Period	758,254	-
Outstanding at End of Period	918,132	758,254

* For the period December 31, 2013 (commencement of investment operations) through April 30, 2014.
The accompanying notes are an integral part of these financial statements.

Croft Value Fund - Class I
Financial Highlights
Selected data for a share outstanding throughout the period.

					Period
	Years Ended				Ended
	4/30/2015		4/30/2014		4/30/2013 †

Net Asset Value, at Beginning of Period	$ 27.63		$ 26.93		$ 23.35

Income From Investment Operations:
Net Investment Income *	0.08		0.16		0.19
Net Gain on Securities (Realized and Unrealized)	1.67		4.41		3.52
Total from Investment Operations	1.75		4.57		3.71

Distributions:
Net Investment Income	(0.41)		(0.12)		(0.13)
Realized Gains	(4.44)		(3.75)		-
Total from Distributions	(4.85)		(3.87)		(0.13)

Net Asset Value, at End of Period	$ 24.53		$ 27.63		$ 26.93

Total Return **	6.42%		17.28%		15.96%	****

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 18,754		$ 18,189		$ 9,900
Before Waivers
Ratio of Expenses to Average Net Assets ***	1.20%		1.18%		1.04%
Ratio of Net Investment Income to Average Net Assets ***	0.27%		0.50%		0.99%
After Waivers
Ratio of Expenses to Average Net Assets ***	1.18%	(b)	1.10%	(a)	1.04%
Ratio of Net Investment Income to Average Net Assets ***	0.29%	(b)	0.58%	(a)	0.99%
Portfolio Turnover	22.20%		17.47%		12.82%	****

† For the period August 1, 2012 (commencement of the Fund's investment operations for the Fund's Class I shares) through April 30, 2013.
* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
***Annualized for period less than one year.
**** Not Annualized.
(a) The Advisor's reimbursement to the Fund related to fees incurred by the Fund in connection with its relationship with Reflow amounted to 0.08%. See Note 4 and Note 10.

(b) The Advisor's reimbursement to the Fund related to fees incurred by the Fund in connection with its relationship with Reflow amounted to 0.02%. See Note 4 and Note 10.

The accompanying notes are an integral part of these financial statements.

Croft Value Fund - Class R
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	4/30/2015		4/30/2014		4/30/2013		4/30/2012		4/30/2011

Net Asset Value, at Beginning of Period	$ 27.22		$ 26.73		$ 24.10		$ 25.62		$ 21.87

Income (Loss) From Investment Operations:
Net Investment Income *	0.01		0.12		0.18		0.09		0.64
Net Gain (Loss) on Securities (Realized and Unrealized)	1.65		4.34		2.65		(1.49)		3.69
Total from Investment Operations	1.66		4.46		2.83		(1.40)		4.33

Distributions:
Net Investment Income	(0.13)		(0.22)		(0.20)		(0.12)		(0.58)
Realized Gains	(4.44)		(3.75)		-		-		-
Total from Distributions	(4.57)		(3.97)		(0.20)		(0.12)		(0.58)

Proceeds from Redemption Fees	-	**	-	**	-	**	-	**	-	**

Net Asset Value, at End of Period	$ 24.31		$ 27.22		$ 26.73		$ 24.10		$ 25.62

Total Return ***	6.17%		16.98%		11.82%		(5.42)%		20.04%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 61,825		$ 98,958		$ 281,754		$ 338,971		$ 438,815
Before Waivers
Ratio of Expenses to Average Net Assets	1.45%		1.42%		1.30%		1.28%		1.28%
Ratio of Net Investment Income to Average Net Assets	0.02%		0.34%		0.72%		0.42%		2.88%
After Waivers
Ratio of Expenses to Average Net Assets	1.43%	(b)	1.34%	(a)	1.30%		1.28%		1.28%
Ratio of Net Investment Income to Average Net Assets	0.04%	(b)	0.42%	(a)	0.72%		0.42%		2.88%
Portfolio Turnover	22.20%		17.47%		12.82%		17.17%		19.97%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(a) The Advisor's reimbursement to the Fund related to fees incurred by the Fund in connection with its relationship with Reflow amounted to 0.08%. See Note 4 and Note 10.

(b) The Advisor's reimbursement to the Fund related to fees incurred by the Fund in connection with its relationship with Reflow amounted to 0.02%. See Note 4 and Note 10.

The accompanying notes are an integral part of these financial statements.

Croft Income Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	4/30/2015		4/30/2014	4/30/2013		4/30/2012	4/30/2011

Net Asset Value, at Beginning of Period	$ 9.85		$ 10.00	$ 10.00		$ 9.99	$ 9.87

Income (Loss) From Investment Operations:
Net Investment Income *	0.13		0.18	0.25		0.31	0.38
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.07)		(0.14)	0.00	**	0.01	0.12
Total from Investment Operations	0.06		0.04	0.25		0.32	0.50

Distributions:
Net Investment Income	(0.13)		(0.19)	(0.25)		(0.31)	(0.38)
Realized Gains	-		-	-		-	-
Total from Distributions	(0.13)		(0.19)	(0.25)		(0.31)	(0.38)

Proceeds from Redemption Fees	-	**	-	-	**	-	-

Net Asset Value, at End of Period	$ 9.78		$ 9.85	$ 10.00		$ 10.00	$ 9.99

Total Return ***	0.63%		0.38%	2.56%		3.29%	5.16%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 14,581		$ 14,591	$ 16,657		$ 15,020	$ 14,052
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.60%		1.53%	1.52%		1.56%	1.74%
Ratio of Net Investment Income to Average Net Assets	0.85%		1.41%	2.09%		2.67%	3.12%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.10%		1.10%	1.10%		1.10%	1.10%
Ratio of Net Investment Income to Average Net Assets	1.35%		1.83%	2.51%		3.13%	3.76%
Portfolio Turnover	38.75%		3.71%	26.38%		26.02%	16.21%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

Croft Focus Fund - Class I
Financial Highlights
Selected data for a share outstanding throughout the period.

			Period
	Year Ended		Ended
	4/30/2015		4/30/2014 †

Net Asset Value, at Beginning of Period	$ 9.98		$ 10.00

Income (Loss) From Investment Operations:
Net Investment Income *	0.00	(a)	0.01
Net Gain (Loss) on Securities (Realized and Unrealized)	0.76		(0.03)	*****
Total from Investment Operations	0.76		(0.02)

Distributions:
Net Investment Income	(0.01)		-
Realized Gains	(0.25)		-
Total from Distributions	(0.26)		-

Net Asset Value, at End of Period	$ 10.48		$ 9.98

Total Return **	7.63%		(0.20)%	****

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 9,217		$ 7,356
Before Waivers
Ratio of Expenses to Average Net Assets ***	1.83%		2.29%
Ratio of Net Investment Loss to Average Net Assets ***	(0.57)%		(0.81)%
After Waivers
Ratio of Expenses to Average Net Assets ***	1.22%		1.22%
Ratio of Net Investment Income to Average Net Assets ***	0.04%		0.26%
Portfolio Turnover	79.74%		13.90%	****

† For the period December 31, 2013 (commencement of the Fund's investment operations for the Fund's Class I shares) through April 30, 2014.
(a) Amount less than $0.005 per share.
* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

***Annualized for period less than one year.
**** Not Annualized.

***** Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the

Statements of Operations due to share transactions for the period.
The accompanying notes are an integral part of these financial statements.

Croft Focus Fund - Class R
Financial Highlights
Selected data for a share outstanding throughout the period.

		Period
	Year Ended	Ended
	4/30/2015	4/30/2014 †

Net Asset Value, at Beginning of Period	$ 9.97	$ 10.00

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	(0.02)	0.00	(a)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.75	(0.03)	*****
Total from Investment Operations	0.73	(0.03)

Distributions:
Net Investment Income	-	-
Realized Gains	(0.25)	-
Total from Distributions	(0.25)	-

Net Asset Value, at End of Period	$ 10.45	$ 9.97

Total Return **	7.35%	(0.30)%	****

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 404	$ 212
Before Waivers
Ratio of Expenses to Average Net Assets ***	2.09%	2.63%
Ratio of Net Investment Loss to Average Net Assets ***	(0.83)%	(1.19)%
After Waivers
Ratio of Expenses to Average Net Assets ***	1.47%	1.47%
Ratio of Net Investment Loss to Average Net Assets ***	(0.20)%	(0.03)%
Portfolio Turnover	79.74%	13.90%	****

† For the period December 31, 2013 (commencement of the Fund's investment operations for the Fund's Class R shares) through April 30, 2014.
(a) Amount less than $0.005 per share.
* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

***Annualized for period less than one year.
**** Not Annualized.

***** Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the

Statements of Operations due to share transactions for the period.
The accompanying notes are an integral part of these financial statements.

CROFT FUNDS CORPORATION

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2015

Note 1. Organization

The Croft Value Fund (the “Value Fund”), the Croft Income Fund (the “Income Fund”), and the Croft Focus Fund (the “Focus Fund”), together (the “Funds”) were organized as diversified portfolios of the Croft Funds Corporation (the “Corporation”), a corporation incorporated under the laws of the State of Maryland pursuant to Articles of Incorporation dated July 20, 1994, and are registered under the Investment Company Act of 1940, as amended (“the Act”), as an open-end management investment company. The Value Fund and Income Fund commenced operations on May 4, 1995. The Focus Fund commenced operations on December 31, 2013.  The Board of Directors has authorized two classes of shares for the Value Fund and Focus Fund: Class R shares and Class I shares and each class is subject to different expenses. The Income Fund consists of one class of shares. The Value Fund’s investment objective is growth of capital.  The Value Fund invests primarily in common stocks of companies believed by Croft-Leominster, Inc. (the “Advisor”) to be undervalued and have good prospects for capital appreciation.  The Income Fund’s investment objective is to achieve a high level of current income with moderate risk to principal. The Advisor seeks to achieve this by investing primarily in a diversified portfolio of U.S. traded investment grade fixed-income securities. The Focus Fund’s investment objective is long-term growth of capital. The Focus Fund invests in a focused portfolio of 25 or fewer stocks primarily comprised of common stocks of U.S. and foreign companies that the Advisor believes are undervalued.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”).

Security Valuations: All investments in securities are recorded at their fair value, as described in Note 3.

Federal Income Taxes: Each Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Funds intend to distribute their net long-term capital gains and their net short-term capital gains at least once a year. Therefore, no provision for federal income taxes is required. Federal income tax loss carryforwards generated in prior years will be used to offset a portion of current year’s net realized gains.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of and during the year ended April 30, 2015, management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Funds’ 2015 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and certain State tax authorities; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. As of and during the year ended April 30, 2015, the Funds did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds. These differences relate primarily to the differing tax treatment of realized gains on redemptions in-kind, equalization, and distribution adjustments.  The reclassifications were as follows as of April 30, 2015:

Value Fund

Paid In Capital	$8,630,568
Accumulated Net Investment Income	($280)
Accumulated Net Realized Gains	($8,630,288)

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other: The Funds record security transactions on the trade date. The highest cost method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the appropriate country’s rules and tax rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.  Expenses incurred by the Corporation that do not relate to a specific Fund or class of the Corporation is allocated in accordance to the Corporation’s expense policy.  Class specific expenses are borne by each class.  Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes based on the basis of relative net assets.

Note 3. Security Valuations

As described in Note 2, all investments in securities are recorded at their estimated fair value. The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 within the fair value hierarchy.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:  A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks including real estate investment trusts and preferred stocks) - Equity securities are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as Level 1 within the fair value hierarchy. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as Level 2 within the fair value hierarchy. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined by the Advisor in good faith, in accordance with guidelines adopted by and subject to review of the Board of Directors and are categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Money market mutual funds are generally priced at the ending NAV provided by the service agent of the money market funds. These securities will be classified as Level 1 within the fair value hierarchy.

Fixed income securities - Fixed income securities such as corporate bonds and U.S. government agencies and obligations when valued using market quotations in an active market, will be categorized as Level 1 within the fair value hierarchy.  However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  These securities will generally be categorized as Level 2 within the fair value hierarchy.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Directors.  These securities will be categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, may be valued by using amortized cost which approximates fair value and would be categorized in Level 2 within the fair value hierarchy.

The following table summarizes the inputs used to value the Value Fund’s assets measured at fair value as of April 30, 2015:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 76,052,762	$ 0	$ 0	$ 76,052,762
Real Estate Investment Trusts	1,093,239	0	0	1,093,239
Short-Term Investments	3,437,375	0	0	3,437,375
Total	$ 80,583,376	$ 0	$ 0	$ 80,583,376

The following table summarizes the inputs used to value the Income Fund’s investments measured at fair value as of April 30, 2015:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$ 0	$ 5,893,839	$ 0	$ 5,893,839
Preferred Stocks	169,140	0	0	169,140
U.S. Government Agencies & Obligations	3,626,954	0	0	3,626,954
Short-Term Investments	4,822,695	0	0	4,822,695
Total	$ 8,618,789	$ 5,893,839	$ 0	$ 14,512,628

The following table summarizes the inputs used to value the Focus Fund’s assets measured at fair value as of April 30, 2015:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 8,777,388	$ 0	$ 0	$ 8,777,388
Short-Term Investments	846,190	0	0	846,190
Total	$ 9,623,578	$ 0	$ 0	$ 9,623,578

The Value Fund and Focus Fund did not hold any Level 2 or Level 3 assets (those valued using significant unobservable inputs) at any time during the year ended April 30, 2015. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Funds did not hold any derivative instruments at any time during the year ended April 30, 2015. For more detail on the industry classification of investments, please refer to each Fund’s Schedule of Investments. The Value Fund, Income Fund, and Focus Fund had no transfers between Level 1 and Level 2 during the year ended April 30, 2015.  The Funds consider transfers into and out of Level 1 and Level 2 as of the end of the reporting period.

Note 4. Investment Advisory Fee and Other Transactions with Affiliates

The Trust, on behalf of the Funds, retains the Advisor as the Funds’ investment advisor.  Under the terms of the management agreement between the Advisor and the Trust, subject to such policies as the Board of Directors of the Corporation may determine, the Advisor, at its expense, will continuously furnish an investment program for the Funds, make investment decisions on behalf of the Funds, and place all orders for the purchase and sale of portfolio securities subject to applicable investment objectives, policies and restrictions. Pursuant to the management agreement and subject to the general oversight of the Board of Directors, the Advisor also manages, supervises and conducts the other affairs and business of the Funds, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Funds.  For the Advisor’s services, the Funds pay a fee, computed daily and payable monthly at the annual rate of 0.94% of the Value Fund’s average daily net assets, at the annual rate of 0.79% of the Income Fund’s average daily net assets and at the annual rate of 0.94% of the Focus Fund’s average daily net assets.

For the year ended April 30, 2015, the Advisor earned fees from the Value Fund of $855,898.  The Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Value Fund’s Class R shares from May 1, 2014 through August 31, 2015, to limit the overall expense ratio to 1.47% (excluding brokerage, commissions, underlying fund fees and expenses and extraordinary expenses) of the Value Fund’s Class R shares average net assets.  The Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Value Fund’s Class I shares from May 1, 2014 through August 31, 2015, to limit the overall expense ratio to 1.22% (excluding brokerage commissions, underlying fund fees and expenses, or extraordinary expenses) of the Value Fund’s Class I average net assets.  From May 1, 2014 through April 30, 2015, the Advisor has contractually agreed to reimburse the Fund for any expenses associated with its relationship with ReFlow (“Reflow”).  Please see Note 10 for more information about the Value Fund’s relationship with ReFlow during the fiscal year.  The Value Fund waived $21,684, which is not recoupable, in expenses associated with the Value Fund’s relationship with ReFlow during the fiscal year ended April 30, 2015. As of April 30, 2015, the Value Fund owed the Advisor $1,715 in Advisory fees.

For the year ended April 30, 2015, the Advisor earned fees from the Income Fund of $116,754. From May 1, 2014 through August 31, 2015, the Advisor has contractually agreed to waive management fees and/or reimburse expenses to limit the overall expense ratio to 1.10% (excluding brokerage, commissions, underlying fund fees and expenses and extraordinary expenses) of the Income Fund’s average net assets.  The Advisor waived management fees in the amount of $73,917, which is not recoupable, for the year ended April 30, 2015. As of April 30, 2015, the Income Fund owed the Adviser $209 in Advisory fees.

For the year ended April 30, 2015, the Advisor earned fees from the Focus Fund of $81,482. From May 1, 2014 through August 31, 2015, the Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Focus Fund’s Class R shares to limit the overall expense ratio to 1.47% (excluding brokerage, commissions, underlying fund fees and expenses and extraordinary expenses) of the Focus Fund’s Class R shares average net assets.  The Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Focus Fund’s Class I shares from May 1, 2014 through August 30, 2015 to limit the overall expense ratio to 1.22% (excluding brokerage commissions, underlying fund fees and expenses, or extraordinary expenses) of the Focus Fund’s Class I average net assets. The Advisor waived management fees in the amount of $53,438, which is not recoupable, for the year ended April 30, 2015. As of April 30, 2015, the Focus Fund owed the Advisor $233 in Advisory fees.

Pursuant to a plan of distribution, the Value Fund Class R, the Income Fund, and the Focus Fund Class R may pay a distribution fee of up to 0.25% of the average daily net assets to broker-dealers for distribution assistance and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.  For the year ended April 30, 2015, the Value Fund Class R, the Income Fund and the Focus Fund Class R incurred distribution fees of $181,129, $36,947 and $788, respectively.

Directors and certain officers of the Corporation are also officers and owners of the Advisor. Each “non-interested” Director is entitled to receive an annual fee of $5,000 plus expenses for services related to the Corporation. The expense is allocated between the Funds by relative net assets.

Note 5. Capital Share Transactions

At April 30, 2015, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation (which includes the Value Fund, the Income Fund and the Focus Fund). The paid in capital amounted to $40,528,642 for the Value Fund, $14,463,061 for the Income Fund and $9,144,812 for the Focus Fund.

The Funds will deduct a 2% redemption fee from redemption proceeds if shares are purchased and then redeemed within 30 days.  For the year ended April 30, 2015, the Value Fund – Class R collected $203 in redemption fees.  For the year ended April 30, 2015, the Income Fund collected $547 in redemption fees.  For the year ended April 30, 2015, the Value Fund – Class I, and the Focus Fund Class I and Class R did not collect any redemption fees. Management has waived any redemptions fee that otherwise would apply to shares redeemed by ReFlow, LLC.

Note 6. Investments

Value Fund

For the year ended April 30, 2015, the cost of purchases and the proceeds from sales, other than U.S. Government Securities, short-term securities, and in-kind transactions, aggregated $19,665,791 and $40,372,822, respectively. For the year ended April 30, 2015, the cost of purchases and proceeds from sales of in-kind transactions aggregated $0 and $8,428,433, respectively. For federal income tax purposes, as of April 30, 2015, the gross unrealized appreciation for all securities totaled $24,771,322 and the gross unrealized depreciation for all securities totaled $713,892, for a net unrealized appreciation of $24,057,430.  The aggregate cost of securities for federal income tax purposes at April 30, 2015, was $56,525,946.

Income Fund

For the year ended April 30, 2015, the cost of purchases and the proceeds from the sales, other than U.S. Government securities and short-term securities, aggregated $1,379,826 and $2,696,743, respectively.  For the year ended April 30, 2015, the cost of purchases and the proceeds from sales of U.S. Government securities aggregated $3,621,979 and $1,300,000, respectively.  For federal income tax purposes, as of April 30, 2015, the gross unrealized appreciation for all securities totaled $403,908 and the gross unrealized depreciation for all securities totaled $34,499, for a net unrealized appreciation of $369,409.  The aggregate cost of securities for federal income tax purposes at April 30, 2015, was $14,143,219.

Focus Fund

For the year ended April 30, 2015, the cost of purchases and the proceeds from sales, other than U.S. Government Securities and short-term securities, aggregated $7,646,182 and $6,419,363, respectively.  For federal income tax purposes, as of April 30, 2015, the gross unrealized appreciation for all securities totaled $648,816 and the gross unrealized depreciation for all securities totaled $323,894, for a net unrealized appreciation of $324,922.  The aggregate cost of securities for federal income tax purposes at April 30, 2015, was $9,298,656.

Note 7. Distributions to Shareholders

Value Fund

The Value Fund makes distributions annually. During the year ended April 30, 2015, distributions of $0.41 per share, or $258,140 in the aggregate, were declared and paid from net investment income for Class I. During the year ended April 30, 2015, distributions of $0.13 per share, or $314,887 in the aggregate, were declared and paid from net investment income for Class R. During the year ended April 30, 2015, distributions of $0.53 per share, or $335,626 for Class I and $1,291,843 for Class R, in the aggregate, were declared and paid from short-term capital gains. During the year ended April 30, 2015, distributions of $3.92 per share, or $2,491,072 for Class I and $9,588,259 for Class R, in the aggregate, were declared and paid from long-term capital gains.

During the year ended April 30, 2014, distributions of $0.12 per share, or $80,633 in the aggregate, were declared and paid from net investment income for Class I. During the year ended April 30, 2014, distributions of $0.22 per share, or $970,695 in the aggregate, were declared and paid from net investment income for Class R. During the year ended April 30, 2014, distributions of $0.22 per share, or $145,113 for Class I and $961,332 for Class R, in the aggregate, were declared and paid from short-term capital gains. During the year ended April 30, 2014, distributions of $3.53 per share, or $2,378,810 for Class I and $15,758,979 for Class R, in the aggregate, were declared and paid from long-term capital gains.

The tax character of distributions paid during the fiscal years ended April 30, 2015 and 2014 were as follows:

	Fiscal year ended	Fiscal year ended
Distributions paid from:	4/30/2015	4/30/2014
Ordinary Income	$ 2,200,495	$ 2,157,773
Realized Gains	$12,079,332	$18,137,789
	$14,279,827	$20,295,562

As of the fiscal year ended April 30, 2015, the components of distributable earnings/(accumulated losses) on a tax basis are as follows:

Accumulated Undistributed Ordinary Income	$ 88,194
Accumulated Net Realized Gain on Investments	7,272,210
Net Unrealized Appreciation on Investments	24,057,430
Other Accumulated Losses	(1,558)
$ 31,416,276

The difference between book and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses from wash sales.  The Fund elected to defer to the year ending April 30, 2016, late year ordinary losses in the amount of $1,558.

Income Fund

The Income Fund makes quarterly income distributions. During the year ended April 30, 2015, distributions of $0.13 per share, or $198,588 in aggregate, were declared and paid from net investment income. During the year ended April 30, 2014, distributions of $0.19 per share, or $275,622 in aggregate, were declared and paid from net investment income.

The tax character of distributions paid during the fiscal years ended April 30, 2015 and 2014 were as follows:

	Fiscal year ended	Fiscal year ended
Distributions paid from:	4/30/2015	4/30/2014
Ordinary Income	$198,588	$275,622

As of the fiscal year ended April 30, 2015, the components of distributable earnings/(accumulated losses) on a tax basis are as follows:

Undistributed Ordinary Income	$ 23,983
Capital Loss Carryforward	(272,586)
Net Unrealized Appreciation on Investments	369,409
Other Accumulated Losses	(4,234)
$ 116,572

The Fund elected to defer to the year ending April 30, 2016, post-October losses in the amount of $4,234.

Focus Fund

The Focus Fund will make distributions from investment income annually and quarterly, respectively, and distribute any net realized gains annually. During the year ended April 30, 2015, distributions of $0.01 per share, or $7,130 in the aggregate, were declared and paid from net investment income for Class I. During the year ended April 30, 2015, no distributions were declared and paid from net investment income for Class R. During the year ended April 30, 2015, distributions of $0.25 per share, or $208,053 for Class I and $7,547 for Class R, in the aggregate, were declared and paid from short-term capital gains. During the year ended April 30, 2015, distributions of $0.01 per share, or $5,857 for Class I and $212 for Class R, in the aggregate, were declared and paid from long-term capital gains.

During the period December 31, 2013 (commencement of investment operations) through April 30, 2014, Class I and Class R did not pay a distribution.

The tax character of distributions paid during the fiscal year ended April 30, 2015 and the period December 31, 2013 (commencement of investment operations) through April 30, 2014 was as follows:

	Fiscal year ended	Period ended
Distributions paid from:	4/30/2015	4/30/2014
Ordinary Income	$222,730	$ -
Realized Gains	$ 6,069	$ -
	$228,799	$ -

As of the fiscal year ended April 30, 2015, the components of distributable earnings/(accumulated losses) on a tax basis are as follows:

Accumulated Undistributed Ordinary Income	$ 1,366
Accumulated Net Realized Gain on Investments	148,528
Net Unrealized Appreciation on Investments	324,922
$ 474,816

Note 8. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Act. As of April 30, 2015, SEI Private Trust Company held in omnibus accounts for the benefit of others approximately 29% of the voting securities of the Income Fund and may be deemed to control the Income Fund. As of April 30, 2015, the Croft family, in aggregate, owned approximately 79% of the voting securities of the Focus Fund and may be deemed to control the Focus Fund.

Note 9. Capital Loss Carryforwards

As of the fiscal year ended April 30, 2015, the Income Fund had available for federal tax purposes an unused capital loss carryforward of $272,586, of which $261,366 expires in 2018 and $11,220 of long term losses do not expire.  Any losses incurred during future taxable years and current non-expiring capital losses will be required to be utilized prior to the losses incurred in prior years.  To the extent that these carryforwards are used to offset future capital gains, it is possible that the amount which is offset will not be distributed to shareholders.  No capital loss carryforwards were utilized during the fiscal year ended April 30, 2015 for the Funds.

Note 10. Loan Agreement

The Funds may, from time to time, participate in a program offered by ReFlow which provides an alternative source of capital available to the Funds to satisfy some or all of their redemption requests at a minimum of 25 basis point daily fee of the outstanding loan balance. The Value Fund’s maximum amount borrowed was $2,957,794 on May 8, 2014, with an average borrowing of $23,180 during the year ended April 30, 2015. ReFlow shall not purchase more than the lesser of (a) 3% of the outstanding voting shares of the Fund or (b) the number of shares that can be purchased subject to the capital or other limits announced from time to time by ReFlow. Fees associated with the loan agreement amounted to $21,684 for the Value Fund, for the year ended April 30, 2015, which was reimbursed contractually by the Advisor. As repayment for shares purchased in Class R of the Value Fund amounting to $8,716,340, securities were redeemed in-kind with a fair value of $8,428,433, for total shares of 314,577. The Income Fund and Focus Fund had no borrowings during the year ended April 30, 2015. As of April 30, 2015, the Value Fund, Income Fund and Focus Fund had no borrowings outstanding.

Note 11. Investments in Other Investment Companies

Each Fund may invest a significant portion of its assets in shares of one or more investment companies (i.e. money market mutual funds).  The Funds will incur additional indirect expenses due to acquire fund fees and other costs to the extent it invests in shares of other investment companies.  From time to time, each Fund may invest greater than 25% of its net assets in one or more investment companies.

In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may invest a significant portion of its assets in shares of one or more money market mutual funds.  An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person.  While investor losses in money market mutual funds have been rare, they have occurred.  In addition, additional indirect expenses will be incurred due to acquired fund fees and other costs to the extent of the investment in shares of money market funds.  As of April 30, 2015, Croft Income Fund had 33.08% of the value of its net assets invested in the Invesco Short Term Investment Treasury Fund.  Additional information for this security, including its financial statements, is available from the Securities and Exchange Commission’s website at www.sec.gov.  As of April 30, 2015, the Croft Value Fund and Croft Focus Fund did not have a significant portion of their assets invested in shares of money market mutual funds.

Note 12. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Croft Funds Corporation

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Croft Funds Corporation, comprising Croft Value Fund, Croft Income Fund and Croft Focus Fund (the “Funds”) as of April 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Croft Funds Corporation as of April 30, 2015, the results of their operations for the year then ended, the changes in each of their net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

June 29, 2015

CROFT FUNDS CORPORATION

EXPENSE ILLUSTRATION

APRIL 30, 2015 (UNAUDITED)

Expense Example

As a shareholder of the Croft Funds, you incur two types of costs: (1) transaction costs which consist of redemption fees; and (2) ongoing costs which consist of management fees, distribution and /or Service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period,   November 1, 2014 through April 31, 2015, for Croft Value Fund, Class I and R, the Croft Income Fund, and the Focus Fund, Class I and R.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not such Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Value Fund - Class I
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	November 1, 2014	April 30, 2015	November 1, 2014 to April 30, 2015

Actual	$1,000.00	$1,033.13	$5.95
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.94	$5.91

* Expenses are equal to the Value Fund's annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Value Fund - Class R
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	November 1, 2014	April 30, 2015	November 1, 2014 to April 30, 2015

Actual	$1,000.00	$1,031.80	$7.20
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.70	$7.15

* Expenses are equal to the Value Fund's annualized expense ratio of 1.43%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	November 1, 2014	April 30, 2015	November 1, 2014 to April 30, 2015

Actual	$1,000.00	$1,006.52	$5.47
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.34	$5.51

* Expenses are equal to the Income Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Focus Fund - Class I
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	November 1, 2014	April 30, 2015	November 1, 2014 to April 30, 2015

Actual	$1,000.00	$1,034.82	$6.16
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.74	$6.11

* Expenses are equal to the Focus Fund's Class I annualized expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Focus Fund - Class R
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	November 1, 2014	April 30, 2015	November 1, 2014 to April 30, 2015

Actual	$1,000.00	$1,033.08	$7.41
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.50	$7.35

* Expenses are equal to the Focus Fund's Class I annualized expense ratio of 1.47%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CROFT FUNDS CORPORATION

DIRECTORS AND OFFICERS

APRIL 30, 2015 (UNAUDITED)

Information about Directors who are “interested persons” of the Corporation as defined under the 1940 Act, and each officer of the Corporation, including their principal occupations during the past five years, is as follows:

Name, Address[1] and Year of Birth	Principal Occupation(s) During last five years and Position held with Corporation	Number of Portfolios overseen by Director	Other Directorships held by Director or Officer during last five years	Length of Time Served
Kent G. Croft[2] Year of Birth: 1963	Director, President, and Secretary of the Corporation. President, Croft-Leominster, Inc. since 1989.	3	None	Since 1995
Phillip Vong Year of Birth: 1975	Assistant Vice President, Treasurer and Chief Financial Officer of the Corporation. Employee of Croft-Leominster, Inc. since 1997.	N/A	None	Since 2004
Christina Walters Year of Birth: 1970	Chief Compliance Officer since 2013. Employee of Croft-Leominster, Inc. since 1997.	N/A	None	Since 2013
George Russell Croft[2] Year of Birth: 1973	Director and Vice President of the Corporation, Vice President of Croft Leominster, Inc. since 2001.	3	None	Vice President since 2007; Director since 2011

1 The mailing address of each officer and Director is: c/o Croft Funds Corporation, Canton House, 300 Water Street, Baltimore, Maryland 21202.

Kent G. Croft and Russell G. Croft are “interested persons” of the Corporation because they are a director and/or officers of the Corporation.  In addition, they may be deemed to be “interested persons” of the Corporation because they are officers of the Fund’s adviser.

Information about Directors who are not “interested persons” of the Corporation as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Name, Address[1] and Year of Birth	Principal Occupation(s) During last five years and Position held with Corporation	Number of Portfolios overseen by Director	Other Directorships held by Director or Officer during last five years	Length of Time Served
Benjamin R. Civiletti Year of Birth: 1935	Director of the Corporation. Past Chairman and Partner, Venable LLP (law firm) (2006-2009); Attorney at Venable (2010 to present).	3	None	Since 2010
Steven Tamasi Year of Birth: 1963	Director of the Corporation. Chief Executive Officer of Boston Centerless, Inc. (supplier of precision ground bar materials and grinding services) since 1998.	3	None	Since 2010
Charles Jay McLaughlin Year of Birth: 1962	Director of the Corporation. President, Orion Safety Products as of January 1999.	3	None	Since 1999

1 The mailing address of each Director is: c/o Croft Funds Corporation, Canton House, 300 Water Street, Baltimore, Maryland 21202.

CROFT FUNDS CORPORATION

ADDITIONAL INFORMATION

APRIL 30, 2015 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (800) 746-3322 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on July 31 and January 31. The Funds’ Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-800-746-3322.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-746-3322.

Advisory Agreement Renewal

At a regular meeting held on June 19, 2014, the Board of Directors of Croft Fund Corp. (the “Board” or the “Directors” considered the approval of a Management Agreement between the Croft Funds Corp. (the “Company”) and Croft Leominster, Inc. (the “Manager”).  The Board reviewed written materials from the Manager (the “Report”) that had been requested on their behalf by Fund counsel and included in the Board meeting materials.

The Board reviewed written materials from Croft-Leominster (the “Report”) that had been requested on their behalf by Fund counsel and included in the Board meeting materials.  Ms. Strasser reviewed the duties of Trustees in approving investment advisory contracts and related agreements.  She explained that the Board must consider and evaluate the following factors: (i) the investment performance of the Manager; (ii) the nature, extent and quality of the services to be provided by the Manager to the Funds; (iii) the cost of the services to be provided and the profits to be realized by the Manager and its affiliates, if any, from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; and (v) whether the fee levels reflect these economies of scale to the benefit of Fund shareholders.  Ms. Strasser further explained that the Board also should consider whether a Fund’s advisory fee is reasonable in comparison to fees paid by comparable funds (the “Peer Group”) and in absolute terms.  She said that in their consideration, Trustees should compare advisory fees paid by a Fund with fees paid by other funds in the Peer Group and compare a fund’s expense ratio with the expense ratios of funds in the Peer Group.  Ms. Strasser noted that the Board also should consider the effect of any fee waivers and expense reimbursements made by the Manager.  In addition, she explained, the Board may, if relevant, compare fees to be paid by the Funds with fees paid by different types of clients of the Manager.

As for the investment performance of the Funds, the Directors reviewed information provided in the Report regarding each Fund’s performance for various periods since inception, as compared to an appropriate index and Morningstar category.

Income Fund.  The Directors noted that, with respect to the Income Fund, the Fund outperformed its benchmark index, the Barclays Cap Int/Gov’t with returns of 5.6% versus 5.5% since inception, and outperformed the Morningstar US OE Multisector Bond Category during the 5 year period with returns of 4.7% versus 4.2%.  The Directors reviewed the Fund’s performance relative to its benchmarks for the one, three and ten year periods and noted that while the Fund underperformed its benchmarks during those periods, such underperformance was not exceptionally significant and, in the aggregate, performed in line with the indexes.  The Directors agreed that the Fund’s performance is consistent with the Board’s expectation of the Manager, and the Manager’s history of prudent and careful management in light of the interest rate environment.

Value Fund.  With respect to the Value Fund, the Directors reviewed one year, three year, five year, ten year and since inception performance information for the Manager’s separate account composite in addition to benchmark comparisons.  They acknowledged that the Fund has experienced some challenges, but noted the Fund’s strong long-term performance, highlighting that the Fund has consistently outperformed its benchmark on a rolling 10 year period.  The Directors acknowledged that the Manager is consistent with its approach in managing the Fund to its objective, and noted that they are pleased with the Manager’s consistent value approach.  They further noted that the Manager is always looking to improve performance within its philosophy to the benefit of shareholders.

Focus Fund.  With respect to the Focus Fund, the Directors noted the short period of performance available for the Fund, December 31, 2013 through April 30, 2014.  They acknowledged that the Fund has underperformed both its Morningstar category and the S&P 500 Index during the period, but that performance comparisons are not necessarily informative as to the Manager’s abilities due to the short period provided.

The Directors concluded that the Manager performed well in the area of portfolio management relative to each Fund’s respective peer group and index.

With respect to the services provided by the Manager, in addition to the information provided in the Report, the Directors reviewed the Form ADV and discussed fees charged by the Manager to its other clients for the value strategy.  The Directors reviewed the fees charged by the Manager for each Fund, as compared to its respective Peer Group, and discussed the reasonableness of the Manager’s fees.

Income Fund.  The Directors noted that the Manager charges a fee of 0.79% in connection with its advisory services to the Fund, and the Fund has a total expense ratio of 1.10% as compared to the Peer Group advisory fee average of 0.55% and average expense ratio of 1.07%.  They acknowledged that the Fund’s advisory fee is higher than the Peer Group but that shareholders were benefiting from the implementation of an expense limitation agreement.  A representative of the Manager confirmed that the expense limitation agreement would be extended through August 30, 2014.  The Directors agreed that the Manager has provided excellent service to the Fund and its shareholders.  The Directors concluded that the fees paid pursuant to the Management Agreement were reasonable based on the overall quality of service and the level or research conducted by the Manager.

Value Fund.  The Directors noted that the Manager charges a fee of 0.94% for its advisory services to the Fund, and the Fund has a total expense ratio of 1.30%.  They considered that both the advisory fee and total expense ratio were identical to the Peer Group average.  The Directors discussed the services provided by the Manager and agreed that the quality of services is excellent and the firm exhibits a strong culture of compliance, and concluded that the advisory fee is reasonable.

Focus Fund.  The Directors noted that the Manager charges a fee of 0.94% for its advisory services to the Fund, and the Fund has a total expense ratio of 1.30%.  They considered that both the advisory fee and total expense ratio were in line with, though slightly higher than the Peer Group averages of 0.90% and 1.24%, respectively.  The Directors discussed the services provided by the Manager and agreed, as with the Value Fund, that the advisory fee is reasonable in light of the quality of services, robust research efforts, and strong culture of compliance.

As to the Manager’s profitability, the Directors reviewed the information in the Report regarding profitability, including the Manager’s estimated profitability analysis on a per fund basis.  The Directors noted that the Manager had not yet realized a profit from managing the Income Fund or the Focus Fund.  They reviewed the Manager’s profitability with respect to the Value Fund and concluded while the Manager realized a profit, it was not unreasonable in terms of percentage of revenue or actual dollars.  The Directors concluded that the Manager’s total estimated profits, before distribution expenses, were reasonable.  With respect to economies of scale, the Board noted that, the Manager had proactively lowered the expense cap a few years ago to the benefit of shareholders.  They further noted that while the Manager does not believe that economies have been realized at this time, it is willing to discuss the matter as Fund assets grow.  After discussion, it was the consensus of the Directors that, based on current size of the Funds, it does not appear that economies had been reached at this time, however, the matter would be revisited at the next renewal of the agreement.

As to the nature, extent and quality of the services provided by the Manager, the Directors reviewed information provided in the Report regarding the Manager’s business operations and personnel.  The Directors also reviewed certifications from the Manager regarding compliance with the Manager’s code of ethics.  The Report requested information regarding recent regulatory action or outstanding litigation, of which the Directors noted there were none.  The Directors then discussed the quality and experience of the Manager’s investment personnel, and discussed the Manager’s financial condition.  The Directors acknowledged that the consistency of personnel and the strong culture of compliance were positive attributes of the Manager.  They agreed that the portfolio managers are personally vested in the success of the Funds, which is beneficial to shareholders.  The Directors then discussed the terms of the Management Agreement, and concluded that the nature and extent of services required of the Manager were reasonable and consistent with the Board’s expectations. The Directors concluded that the Manager has  provided high quality advisory services to the Funds.

The Board then discussed various criteria in evaluating the Manager, including performance, fees, service, the lack of excessive profitability, and the opportunities for economies of scale.  Having come to the conclusion that the Manager compared favorably based on all five criteria, and upon motion duly made, the Directors unanimously voted to approve the renewal of the Management Agreement.

PRIVACY NOTICE

CROFT FUNDS CORPORATION

Rev. June 2011

FACTS	WHAT DOES CROFT FUNDS CORPORATION DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Croft Funds Corporation chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Croft Funds Corporation share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-800-551-0990.

PRIVACY NOTICE

CROFT FUNDS CORPORATION

What we do:
How does Croft Funds Corporation protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Croft Funds Corporation collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Croft Funds Corporation has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Croft Funds Corporation does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Croft Funds Corporation does not jointly market.

1-800-746-3322

This report is provided for the general information of the shareholders of the Croft Value Fund, Croft Income Fund and Croft Focus Fund. This report is not intended for distribution to prospective investors in these Funds, unless preceded or accompanied by an effective Prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

For purposes of this paragraph:

(a) The term "waiver" means the approval by the registrant of a material departure from a provision of the code of ethics; and

(b) The term "implicit waiver" means the registrant's failure to take action within a reasonable period of time regarding a material departure from a provision of the code of ethics that has been made known to an executive officer, as defined in Rule 3b-7 under the Exchange Act (17 CFR 240.3b-7), of the registrant.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert.  This is because the Board has determined that in view of the nature of the publicly traded stock and cash nature of the holdings and unitary fee approach to expenses taken by the Fund, the financial experience and expertise of the Board members is adequate.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2015

$ 37,400

FY 2014

$ 40,265

(b)

Audit-Related Fees

Registrant

FY 2015

$ 0

FY 2014

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2015

$ 13,000

FY 2014

$ 13,000

Nature of the fees:

Federal and State Tax Returns.  The 2015 amount is an estimate and has not been billed yet.

(d)

All Other Fees

Registrant

FY 2015

$ 0,000

FY 2014

$ 0,000

Nature of the fees:

Out of pocket expenses and consents

(e)

(1)

Audit Committee’s Pre-Approval Policies

Independent Board members pre-approve all work done by the outside auditors before the work is performed.  The independent Board members select the independent audit firm at the beginning of the fiscal year and shortly thereafter the proposed work for the fiscal year is presented in writing by the audit firm, approved by the Adviser, and approved by the independent Board members.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

N/A  %

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2015

$ 13,000

FY 2014

$ 13,000

Part of the 2015 amount is an estimate and has not been billed yet.

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.  All non audit services were pre-approved by the audit committee.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of July 1, 2015, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Croft Funds Corporation

By /s/Kent Croft, CEO

*Kent Croft CEO

Date July 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By Kent Croft, CEO

*Kent Croft CEO

Date July 7, 2015

By Phillip Vong, Treasurer

*Phillip Vong, Treasurer

Date July 7, 2015

* Print the name and title of each signing officer under his or her signature.